UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

FOSSIL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

901 S. Central Expressway
Richardson,	Texas	75080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors (the “Board”) of Fossil Group, Inc. (the “Company”) has appointed Sunil M. Doshi to serve as Chief Financial Officer and Treasurer of the Company, effective March 29, 2021. Mr. Doshi is assuming the roles of Chief Financial Officer and Treasurer from Mr. Jeffrey N. Boyer, who will remain with the Company as Chief Operating Officer. Mr. Doshi will report directly to Mr. Boyer.

Mr. Doshi, age 49, joined the Company in June 2020 as Senior Vice President, Global Finance and Accounting and Chief Accounting Officer. Mr. Doshi served as the Chief Financial Officer for the Americas Region for the Company from February 2012 until August 2015. Prior to rejoining the Company, Mr. Doshi most recently served as Chief Financial Officer at Mitra QSR, among the largest domestic franchisee operators within the YUM! Brands, Inc. (NYSE: YUM) network, from February 2019 until June 2020. Mr. Doshi served as Chief Financial Officer of Zoës Kitchen, a formerly publicly traded fast casual restaurant chain, from September 2015 to February 2019. Mr. Doshi also held various senior finance roles with L Brands, an international company that sells personal care and beauty products, apparel and accessories, from 1999 to 2012.

Mr. Doshi will be an at-will employee of the Company. In connection with the appointment of Mr. Doshi, the Compensation Committee of the Board has approved a base salary of $490,000. On April 15, 2021, Mr. Doshi will receive a grant of restricted stock units pursuant to the Company’s 2016 Long Term Incentive Plan equal to the number of shares of the Company’s common stock having an aggregate fair market value of $260,300 on April 15, 2021. One-third of the award will vest annually on April 15 in each of 2022, 2023 and 2024, provided that Mr. Doshi is continuously employed by the Company through each such anniversary date.

Mr. Doshi is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

On March 10, 2021, the Company issued a press release announcing the appointment of Mr. Doshi. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Document Description
99.1	Press Release, dated March 10, 2021, announcing the appointment of Sunil M. Doshi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2021

FOSSIL GROUP, INC.

	By:	/s/ JEFFREY N. BOYER
Jeffrey N. Boyer
Chief Operating Officer, Chief Financial Officer and Treasurer